UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2015

COWEN GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
599 Lexington Avenue
New York, NY 10022
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting held on June 9, 2015, stockholders voted on the election of Directors to the Board, the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year, the re-approval of the material terms of the performance criteria set forth in the Company’s 2010 Equity and Incentive Plan and an advisory vote to approve the compensation of named executive officers. The holders of 97,463,594 shares of Class A common stock, or approximately 87.6% of the eligible voting shares, were represented at the meeting in person or by proxy.

All nominees for election to the Board were elected for a term that will continue until the next annual meeting of stockholders or until the director’s successor has been duly elected and qualified (or the director’s earlier resignation, death or removal). The Company’s independent inspector of election reported the final vote of the stockholders as follows:

Name	Votes For	Authority Withheld

Peter A. Cohen	77,982,450	3,139,672
Katherine Elizabeth Dietze	74,721,065	6,401,057
Steven Kotler	74,687,408	6,434,714
Jerome S. Markowitz	74,850,200	6,271,922
Jack H. Nusbaum	70,982,049	10,140,073
Douglas A. Rediker	80,086,129	1,035,993
Jeffrey M. Solomon	76,988,665	4,133,457
Joseph R. Wright	79,560,077	1,562,045

Broker non-votes for each director totaled 16,341,472.

The stockholders’ vote ratified the appointment of the independent auditor. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

	For	Against	Abstain	Broker Non-Vote
Ratification of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the Year Ending December 31, 2015	96,580,585	473,471	409,538	0

The stockholders’ vote re-approved the material terms of the Company’s 2010 Equity and Incentive Plan. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

	For	Against	Abstain	Broker Non-Vote
Re-approval of the Material Terms of the Performance Criteria Set Forth in the Company’s 2010 Equity and Incentive Plan	72,908,067	7,821,407	392,648	16,341,472

The stockholders’ advisory vote approved the compensation of the named executive officers. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

	For	Against	Abstain	Broker Non-Vote
Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers	58,533,932	21,960,965	627,225	16,341,472

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN GROUP, INC.

Dated: June 9, 2015                    By: _/s/ Owen S. Littman
Name:    Owen S. Littman
Title:     General Counsel